
ITEM 8.  SERVICE, SALES AND CONSTRUCTION CONTRACTS:                                                                   Exhibit F-3
Part I.

                                                        Associate Company             Associate Company          Total Amount Billed
Type of Services Rendered                               Rendering Services            Receiving Services            (In Thousand)
------------------------------------------------------------------------------------------------------------------------------------
Training Services for Power Systems Institute                 ATSI                          FECO
Maintenance Services                                          CEI                           ATSI
Warehousing and Stores Services                               CEI                           ATSI
Support Various IT Projects                                   CEI                           FECO
Training Services for Power Systems Institute                 CEI                           FECO
Transportation and Garage Services                            CEI                           FENOC
Warehousing and Stores Services                               CEI                           FENOC
Transportation and Garage Services                            CEI                           GenCo
Maintenance Services                                          CEI                           JCP&L
Major Storm Operations Support                                CEI                           JCP&L
Major Storm Operations Support                                CEI                           Met-Ed
Maintenance Services                                          CEI                           OE
Major Storm Operations Support                                CEI                           OE
Major Storm Operations Support                                CEI                           Penelec
Major Storm Operations Support                                CEI                           Penn
T&D Services                                                  CEI                           Penn
Maintenance Services                                          CEI                           TE
Regional Support Services                                     CEI                           TE
Laboratory Services                                           FENOC                         ATSI
Beaver Valley, Perry, Davis Besse Plant O&M Services          FENOC                         CEI
Laboratory Services                                           FENOC                         GenCo
Laboratory Services                                           FENOC                         FES
Saxton Nuclear Facility Support                               FENOC                         GPUN
Laboratory Services                                           FENOC                         JCP&L
Laboratory Services                                           FENOC                         MetEd
Beaver Valley, Perry, Davis Besse Plant O&M Services          FENOC                         OE
Laboratory Services                                           FENOC                         Penelec
Beaver Valley, Perry Plant O&M Services                       FENOC                         Penn
Beaver Valley, Perry, Davis Besse Plant O&M Services          FENOC                         TE
Energy Consulting Services                                    FES                           ATSI
Marketing Administrative Services                             FES                           FECO
Provide Accounting Support                                    FES                           FECO
Support Various IT Projects                                   FES                           FECO
Energy Consulting Services                                    FES                           FEFSG

                                                               1


ITEM 8.  SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)                                                      Exhibit F-3
Part I.  (Continued)

                                                        Associate Company             Associate Company         Total Amount Billed
Type of Services Rendered                               Rendering Services            Receiving Services           (In Thousand)
------------------------------------------------------------------------------------------------------------------------------------
General and Administrarive Services                           FES                     FEFSG
Commodity Services                                            FES                     JCP&L
Energy Consulting Services                                    FES                     Centerior Energy Service, Inc.
Environmental Services                                        GenCo                   ATSI
Maintenance Services                                          GenCo                   ATSI
Mansfield Plant O&M Services                                  GenCo                   CE01
Plant Operations and Maintenance Services                     GenCo                   CEI
Business Development Services                                 GenCo                   FECO
Support Various IT Projects                                   GenCo                   FECO
Environmental and Maintenance Services                        GenCo                   FENOC
Environmental Services                                        GenCo                   FENOC
Environmental Services                                        GenCo                   JCP&L
Yards Creek Plant O&M Services                                GenCo                   JCP&L
Environmental Services                                        GenCo                   Met-Ed
Service Maintenance                                           GenCo                   Met-Ed
Environmental Services                                        GenCo                   OE
Environmental Services                                        GenCo                   Penelec
Environmental Services                                        GenCo                   Penn
Mansfield Plant O&M Services                                  GenCo                   TE
York Haven Plant O&M Services                                 GenCo                   York Haven Power Company
Saxton & TMI-2 Support                                        GPUN                    JCP&L
Saxton & TMI-2 Support                                        GPUN                    MetEd
Saxton & TMI-2 Support                                        GPUN                    Penelec
Preventive and Corrective Maintenance Services                JCP&L                   ATSI
Preventive and Corrective Maintenance Services                JCP&L                   CEI
Construction Services for Training Facility                   JCP&L                   FECO
Remittance Processing and Transportation Support              JCP&L                   FECO
Support Various IT Projects                                   JCP&L                   FECO
Construction Services                                         JCP&L                   GPU Telcom
Major Storm Operations Support                                JCP&L                   Met-Ed
Preventive and Corrective Maintenance Services                JCP&L                   Met-Ed
Substation Maintenance Services                               JCP&L                   Met-Ed
Preventive and Corrective Maintenance Services                JCP&L                   OE
Major Storm Operations Support                                JCP&L                   Penelec

                                                               2


ITEM 8.  SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)                                                        Exhibit F-3
Part I.  (Continued)

                                                        Associate Company             Associate Company          Total Amount Billed
Type of Services Rendered                               Rendering Services            Receiving Services            (In Thousand)
------------------------------------------------------------------------------------------------------------------------------------
Preventive and Corrective Maintenance Services                JCP&L                         Penelec
Regional Support Services                                     JCP&L                         Penn
Regional Support Services                                     JCP&L                         TE
Preventive and Corrective Maintenance Services                Met-Ed                        CEI
Support Various IT Projects                                   Met-Ed                        FECO
Facility and Transportation Services                          Met-Ed                        GPU Telcom
Claims Services                                               Met-Ed                        JCP&L
Preventive and Corrective Maintenance Services                Met-Ed                        JCP&L
Regional Support Services                                     Met-Ed                        OE
Storm Support                                                 Met-Ed                        OE
Major Storm Operations Support                                Met-Ed                        Penelec
Regional Support Services                                     Met-Ed                        Penelec
Regional Support Services                                     Met-Ed                        Penn
Construction Services                                         MYR                           GPU Telcom
Construction Services                                         MYR                           JCP&L
Construction Services                                         MYR                           Met-Ed
Construction Services                                         MYR                           OE
Construction Services                                         MYR                           Penn
O&M Services                                                  OE                            ATSI
Preventive and Corrective Maintenance Services                OE                            ATSI
Warehousing and Stores Services                               OE                            ATSI
Preventive and Corrective Maintenance Services                OE                            CEI
Storm Support Services                                        OE                            CEI
Transportation and Garage Services                            OE                            CEI
Warehousing and Stores Services                               OE                            CEI
Support Various IT Projects                                   OE                            FECO
Training Services for Power Systems Institute                 OE                            FECO
Transportation and Garage Services                            OE                            FECO
Transportation and Warehousing Services                       OE                            FENOC
Transportation and Warehousing Services                       OE                            GenCo
Warehousing and Stores Services                               OE                            GenCo
Major Storm Operations Support                                OE                            JCP&L
Preventive and Corrective Maintenance Services                OE                            JCP&L
Major Storm Operations Support                                OE                            Met-Ed

                                                               3


ITEM 8.  SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)                                                      Exhibit F-3
Part I.  (Continued)

                                                        Associate Company             Associate Company          Total Amount Billed
Type of Services Rendered                               Rendering Services            Receiving Services            (In Thousand)
------------------------------------------------------------------------------------------------------------------------------------
Preventive and Corrective Maintenance Services                OE                            Met-Ed
Major Storm Operations Support                                OE                            Penelec
Preventive and Corrective Maintenance Services                OE                            Penelec
Regional Support Services                                     OE                            Penelec
Major Storm Operations Support                                OE                            Penn
Preventive and Corrective Maintenance Services                OE                            Penn
Transportation and Garage Services                            OE                            Penn
Warehousing and Stores Services                               OE                            Penn
Preventive and Corrective Maintenance Services                OE                            TE
Regional Support Services                                     OE                            TE
Transportation and Garage Services                            OE                            TE
Preventive and Corrective Maintenance Services                Penelec                       ATSI
Regional Support Services                                     Penelec                       CEI
Storm Support Services                                        Penelec                       CEI
Support Various IT Projects                                   Penelec                       FECO
Support Seneca Operations                                     Penelec                       GenCo
Fiber Line Maintenance                                        Penelec                       GPU Telcom
Preventive and Corrective Maintenance Services                Penelec                       JCP&L
Major Storm Operations Support                                Penelec                       Met-Ed
Regional Support Services                                     Penelec                       Met-Ed
Substation Services                                           Penelec                       Met-Ed
Major Storm Operations Support                                Penelec                       OE
Preventive and Corrective Maintenance Services                Penelec                       OE
Major Storm Operations Support                                Penelec                       Penn
Regional Support Services                                     Penelec                       TE
O&M Services                                                  Penn                          ATSI
Substation Services                                           Penn                          ATSI
Warehousing and Stores Services                               Penn                          ATSI
Regional Support Services                                     Penn                          CEI
Storm Support Services                                        Penn                          CEI
Warehousing and Stores Services                               Penn                          CEI
Training Services for Power Systems Institute                 Penn                          FECO
Transportation and Garage Services                            Penn                          FENOC
Transportation and Garage Services                            Penn                          GenCo

                                                               4



ITEM 8.  SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)                                                      Exhibit F-3
Part I.  (Continued)

                                                        Associate Company             Associate Company          Total Amount Billed
Type of Services Rendered                               Rendering Services            Receiving Services            (In Thousand)
------------------------------------------------------------------------------------------------------------------------------------
Major Storm Operations Support                                Penn                          JCP&L
Major Storm Operations Support                                Penn                          Met-Ed
Major Storm Operations Support                                Penn                          OE
Preventive and Corrective Maintenance Services                Penn                          OE
Warehousing and Stores Services                               Penn                          OE
Major Storm Operations Support                                Penn                          Penelec
Outage Services                                               TE                            ATSI
Preventive and Corrective Maintenance Services                TE                            ATSI
Warehousing and Stores Services                               TE                            ATSI
Major Storm Operations Support                                TE                            CEI
Regional Support Services                                     TE                            CEI
Support Various IT Projects                                   TE                            FECO
Training Services for Power Systems Institute                 TE                            FECO
Warehousing and Stores Services                               TE                            FENOC
Warehousing and Stores Services                               TE                            GenCo
Major Storm Operations Support                                TE                            JCP&L
Regional Support Services                                     TE                            JCP&L
Major Storm Operations Support                                TE                            Met-Ed
Regional Support Services                                     TE                            Met-Ed
Dispatching Services                                          TE                            OE
Major Storm Operations Support                                TE                            OE
Preventive and Corrective Maintenance Services                TE                            OE
Warehousing and Stores Services                               TE                            OE
Major Storm Operations Support                                TE                            Penelec
Major Storm Operations Support                                TE                            Penn
Regional Support Services                                     TE                            Penn


An Utility-to-Utility Service Agreements approved under the June 30, 2003 order, between and among OE, CEI, TE and Penn covering various affiliate transactions in goods and services remains in effect at year-end.

A Mutual Assistance Agreement, approved by the Pennsylvania Public Utility Commission by order dated December 15, 1993, between and among Met-Ed, Penelec, JCP&L, and GPUN covering various affiliate transactions in goods and services remains in effect at year-end.


                                                                    Exhibit F-3

Agreement between and among JCP&L, Met-Ed, Penelec, and GPU Telcom dated as of April 25, 1997 covering various affiliate transactions in services remains in effect at year-end.

Services provided by MYR to other system companies are performed pursuant to written and oral contracts.

                                     6